UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
 CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 10, 2020
UBIQUITI INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35300	32-0097377
(State or jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
685 Third Avenue, 27th Floor
New York, New York 10017
(Address of principal executive offices, including zip code)
(646) 780-7958
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	UI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 10, 2020, Ubiquiti Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the Ubiquiti Inc. 2020 Omnibus Incentive Plan (the “2020 Equity Plan”), which had been previously recommended for approval by the Company’s Compensation Committee of the Board of Directors and previously approved by the Company’s Board of Directors, in each case, subject to stockholder approval. The 2020 Equity Plan became effective as of the date of stockholder approval.

The material features of the 2020 Equity Plan are described in the section entitled “Proposal Four – 2020 Equity Plan” on pages 24 through 29 of the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 26, 2020 (the “Proxy Statement”), which pages are incorporated herein by reference. A copy of the 2020 Equity Plan, as approved by the Company’s stockholders and adopted by the Company, is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s stockholders voted on the following proposals at the Annual Meeting and cast their votes as described below.

Proposal 1: To elect one Class III director to serve until the third annual meeting of the Company’s stockholders following his election or until his successor is duly elected and qualified, subject to earlier death, resignation or removal. This proposal was approved.

	For	Withhold	Broker Non-Votes
Robert J. Pera	58,107,535	1,579,138	2,160,274

Proposal 2: To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021. This proposal was approved.

For	Against	Abstain
61,804,896	24,445	17,606

Proposal 3: To conduct a non-binding advisory vote to approve named executive officer compensation.

For	Against	Abstain	Broker Non-Votes
59,601,595	69,300	15,778	2,160,274

Proposal 4: To approve the 2020 Equity Plan.

For	Against	Abstain	Broker Non-Votes
58,205,094	1,456,812	24,767	2,160,274

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1	Ubiquiti Inc. 2020 Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBIQUITI INC.

December 11, 2020	By:	/s/ Robert J. Pera
	Name:	Robert J. Pera